SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC  20549


     FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of

               The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  May
     15, 1995


                       CHYRON CORPORATION
     (Exact name of registrant as specified in its charter)

        New York            1-9014       11-2117385
     (State or other     (Commission    (J.R.S. Employer
     jurisdiction        File Number)   Identification No.)
     of incorporation)

                           5 Hub Drive
                    Melville, New York 11747
                         (516) 845-2000
      (Address and zip code of principal executive officers
     and Registrant's telephone including zip code)



                         Not Applicable
     (Former name or former address, if changed since last report)

                   Exhibits Index is on Page 6




     Chyron Corporation          Commission File No. 1-9014
     Form 8-K


     Item 1.  Changes in Control of Registrant

         (a)  Not Applicable

         (b)  Currently, Sepa Technologies Ltd. Co.
          hereinafter "Sepa") owns
     14,000,000 shares of Common Stock, par
          value $0.01 per share, (hereinafter
          "Common Stock") of Chyron Corporation
          (hereinafter "Registrant").  In
          addition, Sepa owns all of the issued
          and outstanding shares of stock of Pesa
          Electronica, S.A. a Spanish corporation, which in turns owns all of the issued and outstanding shares of stock of Pesa, Inc.
          a Delaware corporation (hereinafter
          "Pesa"). Pesa owns 59,414,732 shares of Common Stock, over which Sepa has ultimate voting and investment control. As of May 2, 1995, there are issued and outstanding
          87,460,479 shares of Common Stock.
          Accordingly, Sepa in the aggregate
          beneficially owns 73,914,732 of these issued and outstanding shares, comprising approximately 84% of the issued and outstanding shares of Common Stock of the Registrant.

          On May 15, 1995, the Registrant received a copy of the Second Amendment to the Schedule
          13D of Sepa, dated May 11, 1995 and filed on May 15, 1995 with the U.S. Securities and
          Exchange Commission pursuant to the
          Securities and Exchange Act of 1934, as
          amended (hereinafter "Sepa Amended Schedule
          13D"). Pursuant thereto, the Registrant learned that on May 11 and May 12, 1995, Pesa and Sepa, respectively, each executed an agreement in principle (hereinafter collectively "Agreements in Principles") pursuant to which Pesa would sell to the MWW
          Group or an affiliate thereof 59,414,732 shares of Common Stock, and Sepa would sell to the MWW Group or an affiliate thereof
          5,000,000 shares of Common Stock (hereinafter collectively "Transactions"). Total consideration would equal $32,367,071 payable in cash and notes. The Transactions would be contingent upon, among other things, (i) the negotiation, execution, delivery and closing of stock purchase agreements, and (ii) the receipt of any governmental, judicial and corporate approvals of the parties. Copies of the Agreement in Principle are attached as Exhibits 1 and 2 to the Sepa Amendment
          Schedule 13D and are incorporated herein by reference.

          Chyron Corporation         Commission File No. 1-9014
     Form 8-K

     In the event that the Transaction were to close pursuant to the Agreements in Principle, the Registrant believes that (i)
          Sepa would in the aggregate beneficially own
          9,000,000 shares of Common Stock, all of which would be directly owned by Sepa and none by Pesa and which would comprise approximately 10.3% of the issued and outstanding shares of Common Stock, and (ii)
          The MWW Group (and/or its affiliates
          collectively) would own 64,614,732 shares of Common Stock, which would comprise approximately 73.7% of the issued and outstanding shares of Common Stock.

          In the event that the Transactions were to close pursuant to the Agreements in Principle, Sepa and Pesa anticipate that The
          MWW Group would obtain control of the
          Registrant's board of directors.

          Pursuant to the Agreements in Principle, a condition to closing the Transactions would be Sepa's agreement to vote its remaining
          9,000,000 shares of Common Stock at the
          direction of The MWW Group so long as Sepa owns said shares.

          Pursuant to the Agreements in Principle, a condition to closing the Transactions would be Sepa's agreement to give The MWW Group a right of first refusal with regard to any future sale of the remaining 9,000,000 shares of Common Stock beneficially owned by Sepa.

          Item 2.  Acquisition or Disposition of Assets

          Not applicable.

          Item 3.  Bankruptcy or Receivership

          Not applicable.

          Item 4.  Changes in Registrant's Certifying
          Accountant

          Not applicable.

          Chyron Corporation         Commission File No. 1-9014
     Form 8-K


     Item 5.  Other Events

          Not applicable.

          Item 6.  Resignations of Registrant's
          Directors

          Not applicable.

          Item 7.  Financial Statements, Pro Forma
          Financial Information and Exhibits

                   (a)  Financial Statements of
          Businesses Acquired

                   Not applicable

                   (b)  Pro Forma Financial Information

                   Not applicable.

                   (c)  Exhibits

                  The following exhibits are being
          filed as parts of this report:

                  Exhibit 2(a)   -    Letter issued by
          The MWW Group to Pesa,Inc., dated May 11,
          1995 incorporated byreference to Exhibit 1 to the Second Amendment of Schedule 13D of Sepa
          Technologies Ltd., Co., dated May 11, 1995 and filed May 15, 1995.

                  Exhibit 2(b)   -   Letter issued by
          The MWW Group to Sepa Technologies Ltd., Co., dated May 12, 1995, incorporated by reference to Exhibit 2 to the Second Amendment of
          Schedule 13D of Sepa Technologies Ltd., Co., dated May 11, 1995 and filed May 15, 1995.

          Item 8.  Change in Fiscal Year

          Not applicable.

          Chyron Corporation         Commission File No. 1-9014
     Form 8-K



                            SIGNATURE


               Pursuant to the requirements of the
     Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CHYRON CORPORATION
                               (Registrant)


     Date:                By:

                               Mark C. Gray
                              President and Chief
                              Operating Officer

     Chyron Corporation
                 Commission File No. 1-9014
     Form 8-K



                          EXHIBIT INDEX


     DOCUMENT
                                                   Page

     Exhibits:

     Exhibit 2(a)  Letter issued by The MWW Group to Pesa,
     Inc., dated
                          May 11, 1995, incorporated by
     reference to Exhibit 1
                          to the Second Amendment of
     Schedule 13D of Sepa
                          Technologies Ltd., Co., dated May
     11, 1995 and filed
                          May 15, 1995
     .......................................................
     .............     ***

     Exhibit 2(b) Letter issued by The MWW Group to Sepa
     Technologies
                         Ltd., Co., dated May 12, 1995,
     incorporated by reference
                         to Exhibit 2 to the Second
     Amendment of Schedule 13D
                         of Sepa Technologies Ltd., Co.,
     dated May 11, 1995 and
                         filed May 15, 1995
     .......................................................
     .......    ***






















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